ECONOMIC
REVIEW & OUTLOOK

NATIONAL ECONOMY
-2009-
• Deepest Recession in 70 Years
• Signs of Stability and Improvement
• Real Estate Remains Weak
• Unemployment is High
• Inflation Remains Low

HOUSEHOLD VALUE & MORTGAGE DEBT
AS A PERCENTAGE OF GDP

Source: www.calculatedriskblog.com

CHANGE IN RETAIL SALES
Source: Census Bureau

REAL GDP GROWTH

Federal Reserve Bank of Kansas City - Omaha Branch
Regional, Public and Community Affairs Division
Source: Bureau of Economic Analysis and Blue Chip Economic Indicators
Annualized percent change from previous quarter

CONSUMER PRICE INDEX
Average Annual Inflation
Expectations: Consumer Price Index
Federal Reserve Bank of Kansas City - Omaha Branch
Regional, Public and Community Affairs Division
Source: Survey of Professional Forecasters

CONCLUSIONS
• More positive signs are appearing in the economy
• But challenges exist (e.g., the US economy
 deleveraging, monetary and fiscal)
• How will exiting the accommodative monetary
 policy (U.S. and abroad) impact the recovery?

Federal Reserve Bank of Kansas City - Omaha Branch
Regional, Public and Community Affairs Division

STATE ECONOMY
• Late entering the Recession
• Losses greatest in Manufacturing, Construction and
 Tourism
• Unemployment still high
• Real Estate improved in last Quarter

Source: Federal Reserve Bank of Kansas City
Source: U.S. Bureau of Labor Statistics
HISTORICAL TIMING OF ENTRY FROM
RECESSION BY FED DISTRICT
For the eight U.S. recessions from 1957-2003

HISTORICAL TIMING OF EXIT FROM

Source: Federal Reserve Bank of Kansas City
Source: U.S. Bureau of Labor Statistics

EMPLOYMENT DATA
Source: U.S. Bureau of Labor Statistics
Source: Federal Reserve Bank of Kansas City

AVERAGE POST WAR RECESSION PATH
Average Recession Path, 1956-2006
Employment level 4 quarters before and 8 quarters after U.S. jobs peak

Source: U.S. Bureau of Labor Statistics
Source: Federal Reserve Bank of Kansas City

CURRENT RECESSION PATH
Employment level 4 quarters before and 8 quarters after U.S. jobs peak

Source: U.S. Bureau of Labor Statistics
Source: Federal Reserve Bank of Kansas City

NEW MEXICO UNEMPLOYMENT
Source: St. Louis Federal Reserve

LOCAL ECONOMY
• Los Alamos
 ▪ Healthy
• Santa Fe
 ▪ Second home sales, State Government, Construction, Tourism
 all down
• Albuquerque
 ▪ Recovering in Construction

NATIONWIDE, EARNINGS DECREASE

Source: Federal Reserve Bank of Kansas City
Net Income before Security G&L, Extraordinary Items and Taxes, as a percentage of average assets (TTM)
Return on Average Assets
(All US Commercial Banks)

TCC RESULTS

TCC TOTAL ASSETS

(In millions)

TCC NET INCOME
(In millions)

EFFICIENCY

better
(Lower is better)

RETURN ON AVERAGE EQUITY

TCC EARNINGS PER SHARE

TCC SHARE PRICE
(As of December 31st each year)

LOS ALAMOS DEPOSIT MARKET SHARE

Percent of all bank deposits in County; As of June 30 of Each Year

SANTA FE DEPOSIT MARKET SHARE
Percent of all bank deposits in County; As of June 30 of Each Year

LOANS TO DEPOSITS

LIQUIDITY & DEPOSIT RATE SPREADS

FDIC DEPOSIT INSURANCE FUND,
ASSETS & ESTIMATED COSTS

ASSET QUALITY &
CAPITAL

OCC Agreement
• Asset Quality
• Concentrations
 ▪ Commercial Real Estate
 ▪ Construction and Development Loans

NON-PERFORMING ASSETS MIGRATION
• Special Mention
• Substandard or Substandard Non-Accrual
• Default
 ▪ Short Sale
 ▪ Loan Modifications
 ▪ Deed in Lieu
 ▪ Foreclosure
• Loss
• Other Real Estate Owned (“OREO”)

NON-PERFORMING ASSETS MIGRATION
(In millions)

2009
2010

Reserve for Loan Losses to Total Loans

ACTUAL LOAN LOSSES
Net Charge-Offs to Average Loans
(1st Quarter 2010 Annualized)

LOAN CONCENTRATIONS
As a Percentage of Capital

NEW MEXICO REAL ESTATE
• Rental vacancy
• Inventory
• Sales
• Foreclosures
• Appraisals

REGULATORY ENVIRONMENT
• Too Big to Fail
• Consumer Protection
• Capital Requirements
• FDIC
• Consolidation of Supervisory Agencies

STRATEGY

STRATEGY
• Improve Asset Quality
• Increase Capital
• Expand Market Share in Santa Fe
• Diversification of Loan Portfolio
• Improve Earnings

QUESTION &
ANSWER

TCC REVIEW

ANNUAL MEETING | MAY 27, 2010


Household Value as % of GDP
Mortgage Debt as % of GDP
Percent of GDP
180%
170%
160%
150%
140%
130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1952
1954
1956
1958
1960
1962
1964
1966
1968
1970
1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010

2009 TCC REVIEW



Year-over-year Percent Change
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
-12%
-14%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011


Actual
Advance Estimate
May 2010 Forecast
Blue Chip Forecast
6
5
4
3
2
1
0
-1
-2
-3
-4
-5
-6
-7
2007:Q1
2007:Q3
2008:Q1
2008:Q3
2009:Q1
2009:Q3
2010:Q1
2010:Q3


Percent
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
CPI expectations over next 4 quarters
1990
1993
1996
1999
2002
2005
2008

2009 TCC REVIEW


8
6
4
2
(0)
(2)
(4)
(6)
(8)
Times early in
Times late in
1 - Bos
2 - NY
3 - Phil
4 - Cle
5 - Rich
6 - Atl
7 - Chi
8 - StL
9 - Min
10 - KC
11 - Dal
12 - SF
NM

Recession by Fed District

For the eight U.S. recessions from 1957-2003



8
6
4
2
0
(2)
(4)
(6)
(8)
Times late out
Times early out
1 - Bos
2 - NY
3 - Phil
4 - Cle
5 - Rich
6 - Atl
7 - Chi
8 - StL
9 - Min
10 - KC
11 - Dal
12 - SF
NM

2009 TCC REVIEW

Nonfarm Payroll Employment Growth



Year-over-year percent change
4
3
2
1
0
-1
-2
-3
-4
-5
-6
Tenth District
US
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10


Indexed to U.S. jobs peak
1.06
1.04
1.02
1.00
0.98
0.96
0.94
0.92
NM
U.S.
R-4
R-3
R-2
R-1
R
R+1
R+2
R+3
R+4
R+5
R+6
R+7
R+8


Indexed to U.S. jobs peak
1.04
1.02
1.00
0.98
0.96
0.94
0.92
NM
U.S.
Q1 2010
R-4
R-3
R-2
R-1
R
R+1
R+2
R+3
R+4
R+5
R+6
R+7
R+8


Unemployment Rate in New Mexico (NMUR)
Source: U.S. Department of Labor: Bureau of Labor Statistics
(Percent)
10
9
8
7
6
5
4
3
1975
1980
1985
1990
1995
2000
2005
2010
2015
Shaded areas indicate US recessions.
2010 research.stlouisfed.org



2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
2004
2005
2006
2007
2008
2009
Over $50 billion
$10 - $50 billion
Under $10 billion
All Banks

Percent of Banks Experiencing Losses

(All US Commercial Banks)


60%
50%
40%
30%
20%
10%
0%
2004
2005
2006
2007
2008
2009
All Banks
Over $50 billion
$10 - $50 billion
Under $10 billion


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2005
2006
2007
2008
2009
TCC


$14
$12
$10
$8
$6
$4
$2
$0
2005
2006
2007
2008
2009
TCC


80%
75%
70%
65%
60%
55%
50%
2005
2006
2007
2008
2009
TCC
Peer (bank holding companies $1-3B)


20%
15%
10%
5%
0%
-5%
2005
2006
2007
2008
2009
TCC
Peer (bank holding companies $1-3B)


$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2005
2006
2007
2008
2009
TCC

TCC Common Dividends Declared Per Share


$1.00
$0.75
$0.50
$0.25
$0.00
2005
2006
2007
2008
2009
TCC



$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
2005
2006
2007
2008
2009
TCC

Three Year Stock Price Performance


Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
-100.00
-120.00
FSNM
BAC
WFC
TCC
SNL Bank $1B-$5B


100%
96%
92%
88%
84%
80%
2005
2006
2007
2008
2009
TCC-Los Alamos


30%
26%
22%
18%
14%
10%
2005
2006
2007
2008
2009
TCC-Santa Fe



100%
95%
90%
85%
80%
2005
2006
2007
2008
2009
TCC
Peer (bank holding companies $1-3B)


12%
10%
8%
6%
4%
2%
0%
2005
2006
2007
2008
2009
Cash/Total Assets
Yield on Cash

FDIC Expense


0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
2005
2006
2007
2008
2009
Percent of Avg Deposits



Quarterly DIF Assets
Cumulative DIF Costs
$60
$50
$40
$30
$20
$10
$0
Billions
$50.7
$51.2
$51.8
$52.4
$52.8
$45.2
$34.6
$18.9
$13.0
$10.4
$0.0
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
http://www.calculatedriskblog.com/


$160
$140
$120
$100
$80
$60
$40
$20
$0
Dec-05
Dec-06
Dec-07
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Special Mention
Substandard
Substandard NA
OREO

LOAN LOSS RESERVE


2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2005
2006
2007
2008
2009
1st Q 2010
TCC
Peer (bank holding companies $1-3B)


1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
2005
2006
2007
2008
2009
1st Q 2010
TCC
Peer (bank holding companies $1-3B)


600%
500%
400%
300%
200%
100%
0%
2005
2006
2007
2008
2009
1st Q 2010
LANB Commercial Real Estate
LANB Construction
Regulatory Preferred Commercial Real Estate
Regulator Preferred Construction

Equity Capital Charts


16%
14%
12%
10%
8%
6%
4%
2005
2006
2007
2008
2009
1st Q 2010
TCC Total Risk-Weighted Capital
TCC Leverage Capital
Total Capital Reg Min
Leverage Capital Reg Min

TCC Cumulative Dividends & Earnings


$175
$150
$125
$100
$75
$50
$25
$0
In Millions
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008
Cumulative Dividends
Retained Earnings
Cumulative Payout Ratio